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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549



                                  FORM 8-K


                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported)   April 23, 1998
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                     SECURITY CAPITAL INDUSTRIAL TRUST
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           (Exact Name of Registrant as Specified in its Charter)



                                  Maryland
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               (State or Other Jurisdiction of Incorporation)


         1-12846                                      74-2604728
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  (Commission File Number)               (I.R.S. Employer Identification No.)



   14100 East 35th Place, Aurora, Colorado                  80011
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  (Address of Principal Executive Offices)               (Zip Code)


                               (303) 375-9292
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            (Registrant's Telephone Number, Including Area Code)


                               Not Applicable
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      (Former Name or Former Address, if Changed Since Last Report)









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Item 5.  Other Events.

         On April 23, 1998, Security Capital Industrial Trust, a Maryland real estate investment trust ("SCI"), completed the pricing of an offering of its Common Shares of Beneficial Interest, par value $0.01 per share (the "Common Shares"). On April 29, 1998, SCI will close the offering of the
Common Shares to Merrill Lynch, Pierce, Fenner & Smith Incorporated. A copy of the Purchase Agreement relating to the Common Shares is filed as an exhibit hereto and is hereby incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits.
                                                                  Sequential
         Exhibit No.      Document Description                    Page No.
         -----------      --------------------                   -----------

         1.1              Purchase Agreement dated
                          April 23, 1998 between Merrill
                          Lynch, Pierce, Fenner & Smith
                          Incorporated and Security
                          Capital Industrial Trust.




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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SECURITY CAPITAL INDUSTRIAL TRUST



Dated: April 28, 1998                  By:    /s/ Jeffrey A. Klopf
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                                              Jeffrey A. Klopf
                                              Secretary



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